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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 3, 2003

                                   ATARI, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

                         Commission File Number: 0-27338


                                   13-3689915
                      (I.R.S. employer identification no.)

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                         (Address of principal executive
                          offices, including zip code)

                                 (212) 726-6500
              (Registrant's telephone number, including area code)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On November 3, 2003, Atari, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

          The information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

          The attached press release discloses the Company's earnings per share as of September 30, 2003, prior to a one-time non-cash dividend relating to the Company's recent recapitalization and public offering, which is considered to be a non-GAAP financial measure. The press release reconciles the Company's earnings per share, as determined in accordance with GAAP, by setting forth earnings per share without giving effect to the dividend; calculated by dividing net income into the number of weighted average shares outstanding. Management has calculated earnings per share on a non-GAAP basis because such measure better reflects the Company's actual business operations.

          The attached press release also discloses EBITDA, which represents operating income (loss) as presented in the statement of operations under GAAP before interest, taxes, depreciation and amortization. EBITDA, as defined above, may not be similar to EBITDA measures used by other companies and is not a measurement under generally accepted accounting principles. We believe that EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period to period changes in costs associated with capital investments and income from interest on our cash and marketable securities that are not directly attributable to the underlying performance of the Company's business operations. Management uses EBITDA in evaluating the overall performance of the Company's business operations.





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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       ATARI, INC.

                                       By:   /s/ David Fremed
                                            ------------------------------------
                                             David Fremed, Senior Vice
                                             President, Chief Financial Officer


Date: November 3, 2003



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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

99.1              Press release of Atari, Inc., dated November 3, 2003











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